SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) July 16, 2003


                               ROGERS CORPORATION
             [Exact name of Registrant as specified in its charter]


       Massachusetts                    1-4347                    06-0513860
(State or other jurisdiction of    (Commission File            (I.R.S. Employer
incorporation or organization)          Number)              Identification No.)

       One Technology Drive
       P.O. Box 188
       Rogers, Connecticut                                      06263-0188
(Address of principal executive offices)                        (Zip Code)

                                 (860) 774-9605
              (Registrant's telephone number, including area code)











Item 7.   Financial Statements and Exhibits

(c)      Exhibits


99.1        Press Release dated July 16, 2003 issued by Rogers Corporation.






                                    Signature



Pursant to the requirements of section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                  ROGERS CORPORATION
                                  (Registrant)



                                  By   /s/James M. Rutledge
                                     ----------------------
                                  James M. Rutledge
                                  Vice President, Finance and
                                    Chief Financial Officer